1Q2019
Supplemental Information
FURNISHED AS OF MAY 1, 2019 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2018 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Acquisition & Disposition Activity
13	Re/Development Activity
14	Portfolio
15	Associated Health Systems
16	Top Tenants
17	MOB Proximity to Hospital
18	Lease Maturity, Lease & Building Size
19	Historical Occupancy
20	Occupancy Reconciliation
21	Same Store Leasing Statistics
22	Same Store Performance
23	Reconciliation of NOI
24	Reconciliations of NOI & EBITDA
25	Components of Net Asset Value
26	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•	Same store cash NOI for the first quarter increased 4.1% over the first quarter of 2018. For the trailing twelve months ended March 31, 2019, same store cash NOI grew 3.5%:

◦	Revenues increased 2.7% and revenue per average occupied square foot increased 2.8%.

◦	Operating expenses increased 1.4%.

◦	Average occupancy was stable, decreasing by 10 basis points.

•	Predictive growth measures in the same store multi-tenant portfolio include:

◦	In-place contractual rent increases averaged 2.91%, up from 2.81% a year ago, partially attributable to future annual contractual increases of 3.09% for leases commencing in the quarter.

◦	Weighted average cash leasing spreads were 3.3% on 541,000 square feet renewed:

◦	7% (<0% spread)

◦	2% (0-3%)

◦	69% (3-4%)

◦	22% (>4%)

◦	Tenant retention was 85.5%.

•	Leasing activity in the first quarter totaled 669,000 square feet related to 149 leases:

◦	575,000 square feet of renewals

◦	94,000 square feet of new and expansion leases

•	Year-to-date acquisitions of $121.0 million included four properties totaling 350,000 square feet that were 89% leased:

◦
In March, the Company acquired two medical office buildings on AA+ rated Inova Health's Fair Oaks Hospital campus in Washington, D.C. for $46.0 million. The 75% leased buildings total 158,000 square feet.

◦
Also in March, the Company acquired a medical office building on AA rated Indiana University Health's Methodist Hospital campus in Indianapolis for $47.0 million. The 143,000 square foot building is 100% leased.

◦
In April, the Company acquired a medical office building adjacent to AA- rated Piedmont Healthcare's hospital in the Buckhead area of Atlanta for $28.0 million. The 48,000 square foot building is 100% leased.

•	Year-to-date dispositions of $13.0 million included four medical office buildings totaling 67,000 square feet in Tucson, AZ, three of which were located off-campus.

•
On March 19, 2019, the Company completed the sale of 3.7 million shares of common stock for net proceeds of $115.8 million to fund investment activity. Also during the quarter, the Company raised $4.3 million through its at-the-market equity program.

•	Leverage decreased with net debt to adjusted EBITDA at 5.0 times.

•	A dividend of $0.30 per common share was declared for the first quarter. Dividends paid totaled $37.6 million, which equaled 77.3% of normalized FFO and 87.2% of FAD.

OTHER ITEMS OF NOTE

•
The Company incurred general and administrative expenses in the first quarter of 2019 of approximately $0.7 million due to customary increases in payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.6 million is not expected to recur in subsequent quarters in 2019.

•
The Company's last remaining property operating agreement expired in February 2019. The Company recognized $0.1 million of income related to this agreement in the first quarter of 2019 which will not recur in subsequent quarters.

•
The Company issued 3,737,500 shares in an underwritten public offering on March 19, 2019. The first quarter weighted average shares outstanding included the impact of approximately 0.5 million shares due to the timing of the offering. The second quarter weighted average shares outstanding will increase by the remaining 3.2 million shares.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF MARCH 31, 2019

Properties

$4.0B invested in 201 properties
15.0M SF owned in 26 states
11.3M SF managed by Healthcare Realty
93.1% medical office and outpatient
87.9% on/adjacent to hospital campuses
3.5% same store cash NOI growth (TTM)

Capitalization

$5.3B enterprise value as of 4/26/2019
$4.0B market capitalization as of 4/26/2019
129.2M shares outstanding
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
24.6% debt to enterprise value at 3/31/2019
5.0x net debt to adjusted EBITDA

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2019, the Company owned 201 real estate properties in 26 states totaling 15.0 million square feet and was valued at approximately $5.5 billion. The Company provided leasing and property management services to 11.3 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

David R. Emery
Executive Chairman of the Board

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
CapitalOne Securities, Inc.
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

David R. Emery
Executive Chairman of the Board
Healthcare Realty Trust Incorporated

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

Edwin B. Morris III
Retired Managing Director
Morris & Morse Company, Inc.

J. Knox Singleton
Retired Chief Executive Officer
Inova Health System

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
President
Dell Seton Medical Center at University of Texas
Seton Medical Center Austin
Seton Shoal Creek Hospital

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Real estate properties
Land	$230,206	$230,206	$217,322	$214,755	$201,090
Buildings, improvements and lease intangibles	3,757,260	3,675,415	3,669,852	3,668,938	3,600,826
Personal property	10,739	10,696	10,454	10,355	10,205
Construction in progress	40,326	33,107	26,960	23,102	14,990
Land held for development	24,647	24,647	24,645	24,633	20,123
Total real estate properties	4,063,178	3,974,071	3,949,233	3,941,783	3,847,234
Less accumulated depreciation and amortization	(1,035,800)	(1,015,174)	(989,585)	(959,732)	(924,304)
Total real estate properties, net	3,027,378	2,958,897	2,959,648	2,982,051	2,922,930
Cash and cash equivalents	11,313	8,381	10,027	7,414	3,796
Assets held for sale, net	10,568	9,272	8,826	8,788	36,118
Operating lease right-of-use assets [1]	128,141	—	—	—	—
Financing lease right-of-use assets [1]	9,259	—	—	—	—
Other assets	175,864	214,697	222,582	216,437	220,576
Total assets	$3,362,523	$3,191,247	$3,201,083	$3,214,690	$3,183,420

LIABILITIES AND STOCKHOLDERS' EQUITY
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Liabilities
Notes and bonds payable	$1,343,110	$1,345,984	$1,344,759	$1,335,732	$1,306,951
Accounts payable and accrued liabilities	61,519	80,411	72,927	66,490	62,318
Liabilities of properties held for sale	633	587	141	340	201
Operating lease liabilities [1]	91,044	—	—	—	—
Financing lease liabilities [1]	14,294	—	—	—	—
Other liabilities	46,144	47,623	43,004	44,072	49,402
Total liabilities	1,556,744	1,474,605	1,460,831	1,446,634	1,418,872
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,292	1,253	1,252	1,252	1,252
Additional paid-in capital	3,302,814	3,180,284	3,181,263	3,178,514	3,175,809
Accumulated other comprehensive income (loss)	(1,611)	(902)	473	5	(639)
Cumulative net income attributable to common stockholders	1,093,010	1,088,119	1,071,804	1,065,256	1,027,528
Cumulative dividends	(2,589,726)	(2,552,112)	(2,514,540)	(2,476,971)	(2,439,402)
Total stockholders' equity	1,805,779	1,716,642	1,740,252	1,768,056	1,764,548
Total liabilities and stockholders' equity	$3,362,523	$3,191,247	$3,201,083	$3,214,690	$3,183,420

1
Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, the Company recorded the present value of future lease payments on the Condensed Consolidated Balance Sheet. This amount was recorded as a right-of-use asset with a corresponding lease liability. The right-of-use asset also includes prepaid leases and acquisition market rate intangibles. The Company's leases where it is the lessee are primarily ground leases. All of the Company's ground leases that were in-place as of December 31, 2018 were recorded as operating leases. The Company assumed two ground leases in connection with an acquisition in the first quarter that were classified as finance leases.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Revenues
Rental income	$110,696	$111,149	$111,452	$109,566	$110,229	$105,806	$105,078	$103,384
Other operating	1,961	2,019	2,010	2,068	1,895	1,943	1,947	1,934
	112,657	113,168	113,462	111,634	112,124	107,749	107,025	105,318
Expenses
Property operating	42,725	42,815	44,135	41,737	41,818	40,590	40,628	38,184
General and administrative	8,510	8,534	8,504	8,373	9,101	8,272	8,021	8,005
Acquisition and pursuit costs [1]	305	200	141	120	277	302	507	785
Depreciation and amortization	42,662	42,437	42,061	40,130	39,573	37,324	35,873	34,823
Bad debts, net of recoveries [2]	—	18	(62)	104	—	(17)	4	105
	94,202	94,004	94,779	90,464	90,769	86,471	85,033	81,902
Other income (expense)
Gain on sales of real estate properties	15	10,787	1,288	29,590	—	—	(7)	16,124
Interest expense	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)	(13,707)	(14,107)	(14,315)
Loss on extinguishment of debt	—	—	—	—	—	(44,985)	—	—
Impairment of real estate assets	—	—	—	—	—	2	(5,059)	(5)
Interest and other income, net	9	(35)	41	38	493	261	354	4
	(13,564)	(2,850)	(12,135)	16,559	(12,175)	(58,429)	(18,819)	1,808
Net income (loss)	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224

1	Includes third party and travel costs related to the pursuit of acquisitions and developments.

2	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Net income (loss)	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224
Gain on sales of real estate assets	(15)	(10,787)	(1,288)	(29,590)	—	—	7	(16,124)
Impairments of real estate assets	—	—	—	—	—	(2)	5,059	5
Real estate depreciation and amortization	43,383	43,380	42,723	40,747	40,003	37,869	36,478	35,421
FFO	$48,259	$48,907	$47,983	$48,886	$49,183	$716	$44,717	$44,526
Acquisition and pursuit costs [3]	305	200	141	120	277	302	507	785
Lease intangible amortization [4]	84	—	—	—	—	—	—	—
Revaluation of awards upon retirement	—	—	70	—	—	—	—	—
Forfeited earnest money received	—	—	—	—	(466)	—	—	—
Debt financing costs	—	—	—	—	—	45,773	—	—
Normalized FFO	$48,648	$49,107	$48,194	$49,006	$48,994	$46,791	$45,224	$45,311
Non-real estate depreciation and amortization	1,465	1,439	1,506	1,481	1,466	1,439	1,388	1,369
Provision for bad debt, net	(75)	18	(62)	104	—	(17)	4	105
Straight-line rent income, net	(270)	(302)	(413)	(683)	(1,330)	(201)	(1,156)	(1,623)
Stock-based compensation	2,639	2,601	2,605	2,593	2,822	2,531	2,429	2,453
Normalized FFO adjusted for non-cash items	52,407	52,863	51,830	52,501	51,952	50,543	47,889	47,615
2nd generation TI	(4,326)	(10,367)	(6,950)	(7,755)	(5,867)	(6,929)	(4,481)	(3,680)
Leasing commissions paid	(1,483)	(2,182)	(1,139)	(1,947)	(1,851)	(2,705)	(1,826)	(984)
Capital expenditures	(3,462)	(2,817)	(6,229)	(7,117)	(4,184)	(6,400)	(4,203)	(5,667)
FAD	$43,136	$37,497	$37,512	$35,682	$40,050	$34,509	$37,379	$37,284
Dividends paid	$37,614	$37,571	$37,570	$37,569	$37,556	$37,467	$34,964	$34,961
FFO per common share - diluted	$0.39	$0.39	$0.39	$0.39	$0.40	$0.01	$0.37	$0.38
Normalized FFO per common share - diluted	$0.39	$0.40	$0.39	$0.40	$0.40	$0.38	$0.38	$0.39
FFO weighted average common shares outstanding - diluted [5]	124,928	124,240	124,192	123,983	123,984	124,125	120,081	115,674

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5	Diluted weighted average common shares outstanding for the three months ended March 31, 2019 includes the dilutive effect of nonvested share-based awards outstanding of 696,432.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Acquisitions	$93,000	$36,950	$4,150	$70,350	$—
Re/development	7,281	6,895	5,016	10,998	12,658
1st gen. TI & acq. cap. ex. [1]	2,752	3,394	3,866	4,668	1,194

MAINTENANCE CAPITAL EXPENDITURES
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
$ Spent
2nd generation TI	$4,326	$10,367	$6,950	$7,755	$5,867
Leasing commissions paid	1,483	2,182	1,139	1,947	1,851
Capital expenditures	3,462	2,817	6,229	7,117	4,184
	$9,271	$15,366	$14,318	$16,819	$11,902
% of NOI
2nd generation TI	6.2%	14.8%	10.1%	11.2%	8.5%
Leasing commissions paid	2.1%	3.1%	1.6%	2.8%	2.7%
Capital expenditures	5.0%	4.0%	9.0%	10.3%	6.1%
	13.3%	21.9%	20.7%	24.3%	17.3%

LEASING COMMITMENTS
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Renewals
Square feet	575,195	341,032	572,554	346,539	309,665
2nd generation TI/square foot/lease year	$2.12	$1.69	$1.50	$2.48	$1.86
Leasing commissions/square foot/lease year	$0.60	$0.49	$0.75	$0.57	$0.56
WALT (in months) [2]	46.3	51.4	34.0	75.6	51.8

New leases
Square feet	78,947	104,248	79,545	95,542	140,884
2nd generation TI/square foot/lease year	$5.06	$4.72	$4.28	$4.04	$5.42
Leasing commissions/square foot/lease year	$0.91	$1.23	$1.14	$0.84	$1.06
WALT (in months) [2]	59.6	72.8	58.5	63.8	93.8

All
Square feet	654,142	445,280	652,099	442,081	450,549
2nd generation TI/square foot/lease year	$2.56	$2.60	$2.03	$2.77	$3.47
Leasing commissions/square foot/lease year	$0.64	$0.72	$0.82	$0.62	$0.79
Leasing commitments as a % of annual net rent	14.4%	16.0%	12.0%	15.8%	20.7%
WALT (in months) [2]	47.9	56.4	37.0	73.0	64.9

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2019
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$2,396	$250,000	$248,223	49	3.75%	3.95%
Senior notes due May 2025 [2]	2,469	250,000	248,338	73	3.88%	4.08%
Senior notes due January 2028	2,773	300,000	295,309	105	3.63%	3.84%
Total senior notes outstanding	$7,638	$800,000	$791,870	77	3.74%	3.95%
$700 million unsecured credit facility due July 2020	2,269	260,000	260,000	16	LIBOR + 1.00%	3.49%
Unsecured term loan facility due December 2022 [3]	1,326	150,000	149,234	45	LIBOR + 1.10%	3.53%
Mortgage notes payable, net	1,704	141,922	142,006	58	4.96%	4.79%
Total outstanding notes and bonds payable	$12,937	$1,351,922	$1,343,110	60	3.80%	3.90%
Interest cost capitalization	(307)
Unsecured credit facility fee and deferred financing costs	958
Total quarterly consolidated interest expense	$13,588

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED MARCH 31, 2019 [4]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS	EXCLUDING [5] LEASE ACCOUNTING IMPACT
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	33.8%	32.1%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.5%	3.4%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	35.3%	32.7%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.2x	4.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.8x	4.8x
Construction and development	CIP/total assets	Not greater than 15%	1.2%	1.3%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%	1.0%

Senior notes [6]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.6%	32.2%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.5%	3.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	290.9%	313.7%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.8x	4.8x

Other
Net debt to adjusted EBITDA [7]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.0x	5.0x
Debt to enterprise value [8]	Debt/enterprise value	Not required	24.6%	24.6%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of interest rate swaps on $25.0 million and $50.0 million of the outstanding balance at a rate of 2.18% and 2.46%, respectively (plus the applicable margin rate, currently 110 basis points).

4	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

5	Excludes the impact of the adoption of Topic 842, Leases where lease liabilities are considered debt per the covenant definitions.

6	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

7	Adjusted EBITDA is based on the current quarter results, annualized. See page 24 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

8	Based on the closing price of $32.11 on March 31, 2019 and 129,214,091 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 11

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Washington D.C. [3]	MOB	0.00	Inova Health	3/28/2019	$46,000	158,338	75%	5.2%
Indianapolis, IN	MOB	0.00	Indiana University Health	3/28/2019	47,000	143,499	100%	5.1%
Atlanta, GA	MOB	0.14	Piedmont Healthcare	4/2/2019	28,000	47,963	100%	5.7%
Total					$121,000	349,800	89%	5.3%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [4]
Tucson, AZ 5	MOB	Varies	Tenet [5]	4/9/2019	$13,000	67,345	95%	6.2%
Total					$13,000	67,345	95%	6.2%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2015	$187,216	$27,859	$215,075	$157,975
2016	241,939	45,343	287,282	94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
YTD 2019	121,000	7,281	128,281	12,573
Average (2015-2018)	216,942	35,269	252,212	118,512
% of Total	86.0%	14.0%	100.0%

1	MOB = Medical office building

2	For acquisitions, cap rate represents the forecasted first year NOI / purchase price.

3	Includes two properties.

4	For dispositions, cap rate represents the in-place cash NOI / sales price.

5	Includes three off-campus medical office buildings and one on-campus medical office building sold to a single purchaser. The associated health system is Tenet for three of these buildings.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 12

Re/Development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
LOCATION	CAMPUS LOCATION	SQUARE FEET	BUDGET	FUNDINGS THRU 3/31/2019	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Same store redevelopment
Charlotte, NC [1]	ON	38,000	$12,000	$9,684	$2,316	81%	$159	7.2%
Development
Seattle, WA	ON	151,000	64,120	30,943	33,177	60%	617	7.0%
Total		189,000	$76,120	$40,627	$35,493	64%	$776

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED %
LOCATION	INITIAL OCCUPANCY	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Same store redevelopment
Charlotte, NC [1]
Cash NOI		$25	$159	$159	$159	$160	$160
Average Occupancy	Q2 2019	41%	81%	81%	81%	81%	81%
Development
Seattle, WA
Cash NOI		—	—	$(62)	$407	$617	$617
Average Occupancy	Q4 2019	—%	—%	10%	40%	60%	60%
Total Cash NOI		$25	$159	$97	$566	$777	$777

1	Redevelopment project is a 38,000 square foot expansion to an existing medical office building. When complete, the building will be 204,000 square feet.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 13

Portfolio
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 93.1%		NON-MOB 6.9%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$482,852	25	2,004,574			156,245	145,365	2,306,184	15.4%
Seattle, WA	15	469,743	19	1,049,651	67,510				1,117,161	7.4%
Nashville, TN	36	198,754	6	766,523				108,691	875,214	5.8%
Charlotte, NC	22	167,609	16	820,457					820,457	5.5%
Los Angeles, CA	2	186,307	12	594,163		63,000			657,163	4.4%
Denver, CO	19	148,987	9	557,368				93,869	651,237	4.3%
Houston, TX	5	133,093	8	533,857				57,170	591,027	3.9%
Richmond, VA	44	148,008	7	548,801					548,801	3.7%
Des Moines, IA	87	140,267	7	197,994	181,961			152,655	532,610	3.5%
Indianapolis, IN	33	119,360	4	526,194					526,194	3.5%
Memphis, TN	43	95,510	7	515,876					515,876	3.4%
Washington, DC	6	151,724	6	507,336					507,336	3.4%
Atlanta, GA	9	190,613	8	476,054	19,732				495,786	3.3%
San Antonio, TX	24	96,330	7	483,811					483,811	3.2%
Austin, TX	30	106,443	5	375,333					375,333	2.5%
Chicago, IL	3	92,208	3	352,800					352,800	2.4%
Oklahoma City, OK	41	121,142	3	151,507	200,000				351,507	2.3%
Honolulu, HI	56	142,644	3	298,427					298,427	2.0%
San Francisco, CA	12	119,842	3	286,270					286,270	1.9%
Miami, FL	7	57,765	4	241,980					241,980	1.6%
Colorado Springs, CO	79	53,431	3	241,224					241,224	1.6%
Other (19 markets)		570,068	36	1,650,463	322,482	75,000	186,000	—	2,233,945	15.0%
Total		$3,992,700	201	13,180,663	791,685	138,000	342,245	557,750	15,010,343	100.0%
Number of properties				181	11	2	2	5	201
% of square feet				87.8%	5.3%	0.9%	2.3%	3.7%	100.0%
Investment [1]				$3,387,073	$240,386	$20,839	$208,725	$135,677	$3,992,700
Quarterly cash NOI				$57,254	$4,872	$851	$4,767	$1,581	$69,325
% of cash NOI				82.6%	7.0%	1.2%	6.9%	2.3%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	192	186	15	201
Square feet	13,972,348	13,738,413	1,271,930	15,010,343
% of square feet	93.1%	91.5%	8.5%	100.0%
Occupancy %	86.8%	86.1%	100.0%	87.2%
Investment [1]	$3,627,459	$3,522,750	$469,950	$3,992,700
Quarterly cash NOI	$62,126	$58,835	$10,490	$69,325
% of cash NOI	89.6%	84.9%	15.1%	100.0%

1	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

2	Includes one inpatient rehab facility and one skilled nursing facility.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 14

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 95.5% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	142,759	163,188	—	2,140,203	15.3%
Ascension Health	4	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.9%
CommonSpirit Health [6]	3	BBB+/Baa1	807,182	291,201	95,486	—	1,193,869	8.5%
Atrium Health	29	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.5%
Tenet Healthcare Corporation	7	B/B2	583,767	67,790	30,096	—	681,653	4.9%
Bon Secours Health System	78	A+/--	548,801	—	—	—	548,801	3.9%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.8%
Wellstar Health System	84	A/A2	476,054	—	—	—	476,054	3.4%
Baptist Memorial Health Care	95	BBB+/--	424,306	—	39,345	—	463,651	3.3%
HCA	2	BB+/Ba2	177,340	177,155	78,305	—	432,800	3.1%
University of Colorado Health	68	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	6	AA-/Aa3	267,952	73,331	—	—	341,283	2.4%
Providence St. Joseph Health	5	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	—	297,076	2.1%
Inova Health System	76	AA+/Aa2	262,121	—	—	—	262,121	1.9%
Medstar Health	39	A/A2	241,739	—	—	—	241,739	1.7%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	339	A/A2	191,051	39,659	—	—	230,710	1.7%
Memorial Hermann Health	43	A+/A1	—	206,090	—	—	206,090	1.5%
Mercy (St. Louis)	37	AA-/Aa3	—	—	200,000	—	200,000	1.4%
MultiCare Health System	110	AA-/Aa3	154,452	33,169	—	—	187,621	1.3%
Sutter Health	12	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other (19 credit rated systems)			875,329	619,977	110,339	—	1,605,645	11.5%
Subtotal - credit rated [7]			9,542,423	2,496,347	1,064,122	—	13,102,892	93.8%
Non-credit rated			238,710	—	—	630,746	869,456	6.2%
Total			9,781,133	2,496,347	1,064,122	630,746	13,972,348	100.0%
% of total			70.0%	17.9%	7.6%	4.5%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 84.9% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 15

Top Tenants [1]

					LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	22	154	937,570	156,245	1,093,815	8.4%	9.2%
Atrium Health	29	AA-/Aa3	16	79	607,868	—	607,868	4.6%	4.2%
Mercy (St. Louis)	37	AA-/Aa3	2	2	200,000	186,000	386,000	2.9%	4.1%
CommonSpirit Health [3]	3	BBB+/Baa1	16	72	567,140	—	567,140	4.3%	3.9%
Ascension Health	4	AA+/Aa2	11	70	420,107	—	420,107	3.2%	2.9%
Bon Secours Health System	78	A+/--	7	64	298,485	—	298,485	2.3%	2.2%
Indiana University Health	26	AA/Aa2	4	56	433,706	—	433,706	3.3%	2.1%
University of Colorado Health	68	AA-/Aa3	5	17	254,581	—	254,581	1.9%	2.0%
WellStar Health System	84	A/A2	7	42	271,927	—	271,927	2.1%	1.9%
Tenet Healthcare Corporation	7	B/B2	13	41	163,010	63,000	226,010	1.7%	1.8%
UW Medicine (Seattle)	49	AA+/Aaa	5	23	177,995	—	177,995	1.4%	1.7%
Proliance Surgeons	-	-	5	16	126,109	—	126,109	1.0%	1.5%
Baptist Memorial Health Care	95	BBB+/--	6	20	159,105	—	159,105	1.2%	1.4%
Eating Recovery Center	-	B-/B3	4	7	104,193	—	104,193	0.8%	1.2%
Medstar Health	39	A/A2	3	52	150,557	—	150,557	1.1%	1.2%
Trinity Health	6	AA-/Aa3	3	32	168,890	—	168,890	1.3%	1.2%
Providence St. Joseph Health	5	AA-/Aa3	6	22	101,039	—	101,039	0.8%	1.1%
MultiCare Health System	110	AA-/Aa3	3	14	118,506	—	118,506	0.9%	0.9%
Hawaii Pacific Health	195	--/A1	3	32	85,513	—	85,513	0.7%	0.9%
Labcorp of America	-	BBB/Baa2	19	22	172,589	—	172,589	1.3%	0.8%
Davita Kidney Care	-	BB/Ba2	12	14	108,651	—	108,651	0.8%	0.8%
Inova Health System	76	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
HCA	2	BB+/Ba2	8	14	88,729	—	88,729	0.7%	0.7%
Overlake Health System	339	A/A2	3	6	61,218	—	61,218	0.5%	0.6%
Advocate Aurora Health Care	14	AA/Aa3	2	11	63,797	—	63,797	0.5%	0.6%
Total				892	5,931,818	405,245	6,337,063	48.4%	49.7%

1	Excludes construction in progress and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 16

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	1Q2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
On campus	70.0%	69.3%	69.6%	69.3%	69.1%	69.1%
Adjacent to campus [3]	17.9%	18.3%	18.1%	17.9%	17.6%	17.6%
Total on/adjacent	87.9%	87.6%	87.7%	87.2%	86.7%	86.7%
Off campus - anchored by health system [4]	7.6%	7.8%	7.7%	7.7%	7.7%	7.7%
Off campus	4.5%	4.6%	4.6%	5.1%	5.6%	5.6%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	124	9,781,133	70.0%	70.0%	On campus	7,815,616	90.0%
0.00	250 yards	23	1,362,259	9.8%	79.8%	Adjacent [3]	80,525	0.9%
250 yards	0.25 miles	20	1,134,088	8.1%	87.9%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	88.8%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	2.0%	90.8%		—	—%
1.00	2.00	5	519,446	3.7%	94.5%		319,446	3.7%
2.00	5.00	8	338,246	2.4%	96.9%		13,818	0.2%
5.00	10.00	5	275,189	2.0%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		—	—%
Total		192	13,972,348	100.0%			8,679,997	100.0%

1	Excludes construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 17

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2019	581	2,058,626	17.4%	1	63,000	4.9%	582	2,121,626	16.2%	16.0%
2020	529	1,982,299	16.8%	1	83,318	6.6%	530	2,065,617	15.8%	15.4%
2021	433	1,598,901	13.5%	—	—	—%	433	1,598,901	12.2%	11.8%
2022	361	1,462,190	12.4%	1	58,285	4.6%	362	1,520,475	11.6%	11.5%
2023	309	1,360,788	11.5%	—	—	—%	309	1,360,788	10.4%	10.7%
2024	209	1,149,842	9.7%	—	—	—%	209	1,149,842	8.8%	8.1%
2025	104	667,374	5.7%	2	91,561	7.2%	106	758,935	5.8%	5.6%
2026	79	265,581	2.2%	—	—	—%	79	265,581	2.0%	2.0%
2027	65	324,508	2.7%	2	342,245	26.9%	67	666,753	5.1%	7.6%
2028	92	520,560	4.4%	2	235,419	18.5%	94	755,979	5.8%	6.0%
Thereafter	80	431,356	3.7%	6	398,102	31.3%	86	829,458	6.3%	5.3%
Total leased	2,842	11,822,025	86.1%	15	1,271,930	100.0%	2,857	13,093,955	87.2%	100.0%
Total building		13,738,413	100.0%		1,271,930	100.0%		15,010,343	100.0%
WALTR (months) [3]		41.5			99.8			47.2
WALT (months) [3]		88.0			169.9			95.9

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,507	—	>100,000	42.7%	6,410,799	145,700	44
2,501 - 5,000	699	—	<100,000 and >75,000	26.4%	3,969,516	86,294	46
5,001 - 7,500	224	—	<75,000 and >50,000	16.5%	2,469,882	63,330	39
7,501 - 10,000	138	—	<50,000 and >25,000	11.6%	1,744,795	37,930	46
10,001 +	274	15	<25,000	2.8%	415,351	15,975	26
Total Leases	2,842	15	Total	100.0%	15,010,343	74,678	201

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,160 square feet.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 18

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Multi-tenant
Investment	$2,894,291	$2,897,873	$2,833,607	$2,738,045	$2,708,228
Number of properties	150	151	145	144	143
Total building square feet	11,432,246	11,490,212	11,341,527	11,221,175	11,236,857
Period end % occupied	88.1%	88.6%	88.5%	88.3%	87.9%
Single-tenant
Investment	$463,261	$471,319	$482,727	$481,727	$473,636
Number of properties	14	14	15	15	14
Total building square feet	1,252,198	1,307,713	1,341,781	1,341,781	1,306,362
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,357,552	$3,369,192	$3,316,334	$3,219,772	$3,181,864
Number of properties	164	165	160	159	157
Total building square feet	12,684,444	12,797,925	12,683,308	12,562,956	12,543,219
Period end % occupied	89.3%	89.8%	89.7%	89.6%	89.2%

PROPERTIES NOT IN SAME STORE
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Acquisitions [2]
Investment	$520,418	$437,835	$464,185	$557,434	$526,129
Number of properties	24	22	26	27	24
Total building square feet	1,648,552	1,381,323	1,470,154	1,644,315	1,383,200
Period end % occupied	91.0%	92.5%	91.9%	92.7%	92.7%
Development completions
Investment	$29,388	$29,375	$29,122	$28,970	$31,929
Number of properties	1	1	1	1	2
Total building square feet	99,957	99,957	99,957	99,957	112,837
Period end % occupied	41.8%	38.4%	38.4%	29.9%	34.9%
% leased	41.8%	41.8%	41.8%	41.8%	48.4%
Reposition [3]
Investment	$85,342	$74,415	$82,354	$82,251	$66,538
Number of properties	12	11	14	14	13
Total building square feet	577,390	519,424	574,396	574,396	471,604
Period end % occupied	39.1%	35.7%	47.0%	48.5%	47.6%

TOTAL PROPERTIES
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Investment	$3,992,700	$3,910,817	$3,891,995	$3,888,427	$3,806,460
Number of properties	201	199	201	201	196
Total building square feet	15,010,343	14,798,629	14,827,815	14,881,624	14,510,860
Period end % occupied	87.2%	87.8%	87.9%	87.9%	87.7%

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 19

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2018	199	12,990,403	14,798,629	87.8%	165	11,488,129	12,797,925	89.8%
Portfolio activity
Acquisitions	3	259,138	301,837	85.9%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(1)	(90,123)	(90,123)	100.0%	(1)	(90,123)	(90,123)	100.0%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	1	34,608	34,608	100.0%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	(1)	(37,519)	(57,966)	64.7%
	201	13,159,418	15,010,343	87.7%	164	11,395,095	12,684,444	89.8%
Leasing activity
New leases/expansions	NA	93,722	NA	NA	NA	60,756	NA	NA
Move-outs/contractions	NA	(159,185)	NA	NA	NA	(130,329)	NA	NA
Net absorption	NA	(65,463)	NA	NA	NA	(69,573)	NA	NA
Ending March 31, 2019	201	13,093,955	15,010,343	87.2%	164	11,325,522	12,684,444	89.3%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2018	196	12,733,020	14,510,860	87.7%	157	11,186,862	12,543,219	89.2%
Portfolio activity
Acquisitions	10	698,725	813,259	85.9%	NA	NA	NA	NA
Re/development completions		—	—	—%	—	—	—	—%
Dispositions [1]	(5)	(281,788)	(313,776)	89.8%	(4)	(249,476)	(276,466)	90.2%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	10	490,054	547,907	89.4%
Development completions	NA	NA	NA	NA	1	12,880	12,880	100.0%
Reposition to same store	NA	NA	NA	NA	3	64,469	82,037	78.6%
Reposition from same store	NA	NA	NA	NA	(3)	(151,377)	(225,133)	67.2%
	201	13,149,957	15,010,343	87.6%	164	11,353,412	12,684,444	89.5%
Leasing activity
New leases/expansions	NA	470,695	NA	NA	NA	381,469	NA	NA
Move-outs/contractions	NA	(526,697)	NA	NA	NA	(409,359)	NA	NA
Net absorption	NA	(56,002)	NA	NA	NA	(27,890)	NA	NA
Ending March 31, 2019	201	13,093,955	15,010,343	87.2%	164	11,325,522	12,684,444	89.3%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 20

Same Store Leasing Statistics [1]

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Average in-place contractual increases
Multi-tenant	2.91%	2.91%	2.88%	2.84%	2.81%	2.80%	2.78%	2.74%
Single-tenant	2.46%	2.45%	2.42%	2.13%	2.12%	2.12%	2.10%	2.04%
	2.85%	2.84%	2.82%	2.73%	2.71%	2.69%	2.65%	2.61%
Multi-tenant renewals
Cash leasing spreads	3.3%	(0.5%)	3.8%	6.4%	5.2%	3.7%	4.6%	9.5%
Tenant retention rate	85.5%	82.6%	87.0%	84.4%	81.5%	81.9%	80.5%	90.3%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.84%	2.13%	2.58%	53.71%	2.63%	9.21%
Fixed	3.01%	93.15%	2.73%	16.51%	3.01%	82.62%
Non-annual increase (annualized)
CPI	1.67%	0.47%	0.50%	2.63%	1.12%	0.77%
Fixed	1.31%	2.92%	2.25%	27.15%	1.87%	6.25%
No increase
Term > 1 year	—%	1.33%	—%	—%	—%	1.15%
Total [2]	2.91%	100.00%	2.46%	100.00%	2.85%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	48.7%	83.0%	52.5%
Physician and other	51.3%	17.0%	47.5%

Lease structure
Gross	13.6%	—%	12.1%
Modified gross	28.7%	—%	25.5%
Net	57.7%	—%	51.3%
Absolute net [3]	—%	100.0%	11.1%

Ownership type
Ground lease	63.1%	10.1%	57.8%
Fee simple	36.9%	89.9%	42.2%

1	Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 21

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Multi-tenant
Revenues	$352,504	$88,291	$88,542	$88,754	$86,917	$343,154	$85,987	$85,577	$86,354	$85,236
Expenses	142,140	35,186	35,512	36,591	34,851	139,850	35,195	34,636	35,818	34,201
Cash NOI	$210,364	$53,105	$53,030	$52,163	$52,066	$203,304	$50,792	$50,941	$50,536	$51,035
Revenue per occ SF [2]	$34.84	$34.94	$34.94	$35.04	$34.34	$33.85	$33.96	$33.78	$34.03	$33.58
Margin	59.7%	60.1%	59.9%	58.8%	59.9%	59.2%	59.1%	59.5%	58.5%	59.9%
Average occupancy	88.5%	88.4%	88.7%	88.6%	88.6%	88.7%	88.6%	88.6%	88.8%	88.8%
Number of properties	150	150	150	150	150	150	150	150	150	150
Single-tenant
Revenues	$42,744	$10,730	$10,693	$10,696	$10,625	$41,750	$10,621	$10,607	$10,437	$10,085
Expenses	1,428	352	329	369	378	1,778	439	427	486	426
Cash NOI	$41,316	$10,378	$10,364	$10,327	$10,247	$39,972	$10,182	$10,180	$9,951	$9,659
Revenue per occ SF [2]	$34.20	$34.28	$34.16	$34.17	$34.08	$33.64	$34.23	$34.19	$33.64	$32.51
Average occupancy	99.8%	100.0%	100.0%	100.0%	99.6%	99.1%	99.1%	99.1%	99.1%	99.1%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$395,248	$99,021	$99,235	$99,450	$97,542	$384,904	$96,608	$96,184	$96,791	$95,321
Expenses	143,568	35,538	35,841	36,960	35,229	141,628	35,634	35,063	36,304	34,627
Cash NOI	$251,680	$63,483	$63,394	$62,490	$62,313	$243,276	$60,974	$61,121	$60,487	$60,694
Revenue per occ SF [2]	$34.77	$34.87	$34.86	$34.94	$34.31	$33.83	$33.99	$33.83	$33.99	$33.46
Margin	63.7%	64.1%	63.9%	62.8%	63.9%	63.2%	63.1%	63.5%	62.5%	63.7%
Average occupancy	89.6%	89.6%	89.8%	89.8%	89.6%	89.7%	89.6%	89.7%	89.8%	89.8%
Number of properties	164	164	164	164	164	164	164	164	164	164

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Multi-tenant
Revenue per occ SF [2]	2.9%	2.9%	3.4%	3.0%	2.3%
Avg occupancy (bps)	-20	-20	0	0	-30
Revenues	2.7%	2.7%	3.5%	2.8%	2.0%
Expenses	1.6%	0.0%	2.5%	2.2%	1.9%
Cash NOI	3.5%	4.6%	4.1%	3.2%	2.0%
Single-tenant
Cash NOI	3.4%	1.9%	1.8%	3.8%	6.1%
Total
Revenues	2.7%	2.5%	3.2%	2.7%	2.3%
Cash NOI	3.5%	4.1%	3.7%	3.3%	2.7%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 22

Reconciliation of NOI
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Net income (loss)	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224
Other income (expense)	13,564	2,850	12,135	(16,559)	12,175	58,429	18,819	(1,808)
General and administrative expense	8,510	8,534	8,504	8,373	9,101	8,272	8,021	8,005
Depreciation and amortization expense	42,662	42,437	42,061	40,130	39,573	37,324	35,873	34,823
Other expenses [1]	1,768	1,693	1,457	1,540	1,568	1,505	1,738	2,035
Straight-line rent expense	391	394	398	399	400	1,017	184	169
Straight-line rent revenue	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)
Other revenue [2]	(1,350)	(1,409)	(1,173)	(1,268)	(1,438)	(1,258)	(1,327)	(1,196)
Cash NOI	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469
Acquisitions/development completions	(5,586)	(5,376)	(5,204)	(4,417)	(4,072)	(1,949)	(757)	(167)
Reposition	(257)	(217)	(368)	(438)	(525)	(584)	(661)	(705)
Dispositions/other	(442)	(1,144)	(1,066)	(2,102)	(3,266)	(3,279)	(3,244)	(3,903)
Same store cash NOI	$63,483	$63,394	$62,490	$62,313	$60,974	$61,121	$60,487	$60,694

TOP DOWN RECONCILIATION
	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Property operating before rent concessions	$99,607	$99,877	$99,976	$97,185	$96,347	$92,209	$91,590	$89,395
Rent concessions	(625)	(700)	(609)	(766)	(1,053)	(686)	(655)	(526)
Property operating	98,982	99,177	99,367	96,419	95,294	91,523	90,935	88,869
Single-tenant net lease	11,046	11,290	11,283	12,073	13,213	13,078	12,811	12,732
Straight-line rent revenue	668	682	802	1,074	1,722	1,205	1,332	1,783
Rental income	110,696	111,149	111,452	109,566	110,229	105,806	105,078	103,384
Property lease guaranty income	128	187	168	146	175	182	168	153
Parking income	1,734	1,733	1,752	1,819	1,626	1,705	1,669	1,669
Exclude straight-line rent revenue	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)
Exclude other non-cash revenue [3]	(1,251)	(1,309)	(1,083)	(1,165)	(1,345)	(1,201)	(1,218)	(1,085)
Revenue	110,639	111,078	111,487	109,292	108,963	105,287	104,365	102,338
Property operating expense	(42,725)	(42,815)	(44,135)	(41,737)	(41,818)	(40,590)	(40,628)	(38,184)
Exclude non-cash expenses [4]	1,854	1,868	1,776	1,715	1,692	2,236	1,412	1,315
Cash NOI	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469
Acquisitions/development completions	(5,586)	(5,376)	(5,204)	(4,417)	(4,072)	(1,949)	(757)	(167)
Reposition	(257)	(217)	(368)	(438)	(525)	(584)	(661)	(705)
Dispositions/other	(442)	(1,144)	(1,066)	(2,102)	(3,266)	(3,279)	(3,244)	(3,903)
Same store cash NOI	$63,483	$63,394	$62,490	$62,313	$60,974	$61,121	$60,487	$60,694

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 23

Reconciliations of NOI & EBITDA
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 3/31/2019 - CASH NOI
	2019	2018	% CHANGE
Same store cash NOI	$251,680	$243,276	3.5%
Reposition	1,280	2,475	(48.3%)
	$252,960	$245,751	2.9%
Acquisitions/development completions	20,583	6,945	196.4%
Dispositions/other	4,754	13,692	(65.3%)
Cash NOI	$278,297	$266,388	4.5%

RECONCILIATION OF EBITDA
	TTM	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net income	$65,482	$4,891	$16,314	$6,548	$37,729
Interest expense	53,723	13,588	13,602	13,464	13,069
Depreciation and amortization	167,290	42,662	42,437	42,061	40,130
EBITDA	$286,495	$61,141	$72,353	$62,073	$90,928
Other amortization expense [1]	8,468	2,191	2,170	2,089	2,018
Gain on sales of real estate properties	(41,680)	(15)	(10,787)	(1,288)	(29,590)
EBITDAre [2]	$253,283	$63,317	$63,736	$62,874	$63,356

EBITDA	$286,495	$61,141	$72,353	$62,073	$90,928
Acquisition and development expense	766	305	200	141	120
Gain on sales of real estate properties	(41,680)	(15)	(10,787)	(1,288)	(29,590)
Debt Covenant EBITDA	$245,581	$61,431	$61,766	$60,926	$61,458
Other amortization expense	8,468	2,191	2,170	2,089	2,018
Timing impact [3]	488	1,136	(349)	(50)	(249)
Stock based compensation	10,438	2,639	2,601	2,605	2,593
Adjusted EBITDA	$264,975	$67,397	$66,188	$65,570	$65,820

1	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 24

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	1Q 2019
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$56,626	$5,243	$460	$1,062	$63,391	$253,564	89.8%
Inpatient rehab	851	—	—	—	851	3,404	1.2%
Inpatient surgical	4,768	—	—	—	4,768	19,072	6.8%
Office	1,238	343	—	—	1,581	6,324	2.2%
Total Cash NOI	$63,483	$5,586	$460	$1,062	$70,591	$282,364	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,647
Construction in progress	40,326
Unstabilized development [5]	29,388
$94,361

OTHER ASSETS
Assets held for sale [6]	$10,005
Reposition properties (net book value) [3]	8,836
Cash and other assets [7]	61,372
$80,213

DEBT
Unsecured credit facility	$260,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	141,922
Other liabilities [8]	70,076
$1,421,998

TOTAL SHARES OUTSTANDING
As of April 26, 2019		129,214,135

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 4/26/19	$30.82	5.53%

1Q 2019 high	$32.80	5.27%
1Q 2019 low	$27.69	5.99%

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 12 properties which comprise 577,390 square feet. The NOI table above includes 7 of these properties comprising 348,237 square feet that have generated positive NOI totaling approximately $0.5 million. The remaining 5 properties, comprising 229,153 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $8.8 million in the other assets table above.

4	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

5	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 42% leased and occupied as of March 31, 2019.

6	Assets held for sale includes two real estate properties that are excluded from same store NOI and reflect net book value.

7
Includes cash of $11.3 million and prepaid assets of $38.9 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. In addition, includes the Company's leased portion of its corporate headquarters of $11.2 million.

8
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $61.8 million, security deposits of $7.2 million, and deferred operating expense reimbursements of $1.1 million.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 25

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE RANGE OF EXPECTATIONS
	EXPECTED 2019		ACTUAL
	LOW	HIGH	YTD
TTM Average Occupancy
Multi-tenant	88.0%	90.0%	88.5%
Single-tenant	99.0%	100.0%	99.8%
TTM revenue per occupied square foot
Multi-tenant	$34.50	$35.50	$34.84
Single-tenant	$34.00	$34.50	$34.20
TTM Multi-tenant cash NOI margin	59.0%	60.0%	59.7%
Multi-tenant cash leasing spreads	3.0%	4.0%	3.3%
Multi-tenant lease retention rate	75.0%	90.0%	85.5%
TTM cash NOI growth
Multi-tenant	2.8%	3.3%	3.5%
Single-tenant	1.5%	3.5%	3.4%
Total	2.5%	3.3%	3.5%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	YTD
Normalized G&A	$34,000	$35,000	$8,510
Straight-line rent, net [1]	500	1,500	270
Funding activity
Acquisitions	150,000	250,000	121,000
Dispositions	(75,000)	(125,000)	(12,573)
Re/development	30,000	50,000	7,281
1st generation TI and acq. cap. ex.	10,000	13,000	2,752
2nd generation TI	24,000	30,000	4,326
Leasing commissions paid	7,000	9,000	1,483
Capital expenditures	16,000	20,000	3,462
Cash yield
Acquisitions	5.1%	5.8%	5.3%
Dispositions	6.0%	7.5%	6.2%
Re/development (stabilized)	6.0%	7.5%	NA
Leverage (debt/cap)	30.0%	35.0%	33.8%
Net debt to adjusted EBITDA	5.0x	5.5x	5.0x

1	This guidance range is based on current in-place leases. Straight-line rent, net was $2.7 million for the year ended December 31, 2018, with a quarterly range of $0.3 million to $1.3 million.

HEALTHCARE REALTY	1Q 2019 SUPPLEMENTAL INFORMATION 26